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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 15, 2004

                              DIOMED HOLDINGS, INC.


           DELAWARE                      000-32045              84-140636
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                       1 DUNDEE PARK
                        ANDOVER, MA                               01810
         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

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Item 5.  Other Material Important Events and Regulation FD Disclosure

On June 15, 2004, the Registrant held its 2004 Annual Meeting of Stockholders, at which the stockholders voted to approve, among other things, a 1-for-25 reverse stock split of the Registrant's common stock, par value $0.001 per share, and a concurrent reduction in the authorized shares of common stock from 500,000,000 to 50,000,000. There will be no reduction in par value as a result of the reverse split. The Board of Directors plans to meet on June 16, 2004 to determine the timing for the implementation of the reverse split.

                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                                    DIOMED HOLDINGS, INC.
                                                       (Registrant)

Date:    June 15, 2004                              By: /s/ David B. Swank
                                                        ------------------------
                                                  Name: David B. Swank
                                                 Title: Chief Financial Officer